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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



                                 OCTOBER 5, 1999
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                Date of Report (Date of earliest event reported)


                            CONCUR TECHNOLOGIES, INC.
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             (Exact name of Registrant as specified in its charter)



        DELAWARE                    000-25137                       91-1608052
------------------------     ------------------------   ------------------------------------
(State of incorporation)     (Commission file number)   (I.R.S. Employer Identification No.)


                              6222 185TH AVENUE NE
                            REDMOND, WASHINGTON 98052
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          (Address of principal executive offices, including zip code)


                                 (425) 702-8808
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              (Registrant's telephone number, including area code)

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ITEM 5: OTHER EVENTS

     On October 5, 1999, Concur Technologies, Inc. released a preliminary announcement of its results of operations for the three month period ended September 30, 1999. These preliminary results are subject to final analysis and audit. Full fourth quarter and year-end results will be reported on Wednesday, October 27, 1999.

ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  EXHIBITS

          NUMBER         DESCRIPTION
          ------         -----------
          99.01          Press release dated October 5, 1999

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       Concur Technologies, Inc.



Date: October 18, 1999                 By: /s/ STERLING R. WILSON
                                          --------------------------------------
                                          Sterling R. Wilson
                                          Executive Vice President of Operations
                                          and Chief Financial Officer

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                                  EXHIBIT INDEX

          NUMBER         DESCRIPTION
          ------         -----------
          99.01          Press release dated October 5, 1999